American Beacon Small Cap Value II Fund
Supplement dated April 8, 2015
to the

Prospectus dated February 27, 2015
The Board of Trustees (the "Board") of American Beacon Funds has approved a plan to liquidate and terminate the American Beacon Small Cap Value II Fund (the "Fund"), upon the recommendation of American Beacon Advisors, Inc. ("Manager"), the Fund's investment manager. After considering information provided by the Manager, the Board concluded that, after a large redemption which is expected to occur in April 2015 that will substantially reduce the Fund's asset size, it will no longer be practicable for the Manager to operate the Fund in an economically viable manner.  Accordingly, the Board determined that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.
In anticipation of the liquidation, effective immediately, the Fund is closed to new shareholders and will not accept purchases and exchanges into the Fund from existing shareholders.   To prepare for the closing and liquidation of the Fund, the Fund's sub-advisors, Dean Capital Management, LLC, Fox Asset Management, LLC and Signia Capital Management, LLC may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  In addition, the Fund may invest a significant portion of its assets in index futures contracts to maintain exposure to the equity markets, while preserving liquidity.   As a result, the Fund will no longer be pursuing its investment objective.  On or about May 12, 2015 (the "Liquidation Date"), the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  These distributions are taxable events.  Once the distribution is complete, the Fund will terminate.
Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another American Beacon Fund.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.
In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gain in advance of its regular distribution schedule.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund's liquidation and determine its tax consequences.
 For more information, please contact us at 1-800-658-5811, Option 1.

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